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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2004

SEA CONTAINERS LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-07560 (Commission File Number)	98-0038412 (I.R.S. Employer Identification No.)
22 VICTORIA STREET P.O. BOX HM 1179 HAMILTON HMEX, BERMUDA (Address of principal executive offices) Zip Code

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

        99        Excerpts from 2003 annual shareholders report

ITEM 12. Results of Operations and Financial Condition

        Commencing on or about May 3, 2004, the registrant will publish and distribute to shareholders the 2003 annual shareholders report of the registrant. Relevant excerpts from the 2003 annual shareholders report are attached as an Exhibit to this Current Report and incorporated herein by reference, as follows:

          Sea Containers Ltd. (company description)

          Financial highlights

          President's Letter to shareholders, from James B. Sherwood, President

    Analysis of Division: Passenger and Freight Transport, from David G. Benson, Senior Vice President-Passenger and Freight Transport

          Analysis of Division: Containers, from Angus R. Frew, Vice President-Containers

    Analysis of Division: Finance, from Daniel J. O'Sullivan, Senior Vice President-Finance, and Chief Financial Officer

          Statement under U.S. Private Securities Litigation Reform Act of 1995

          Earnings before interest, tax, depreciation and amortization (EBITDA) (unaudited)

        The information in this Current Report is being furnished to the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.
By:	/s/ EDWIN S. HETHERINGTON
	Name:	Edwin S. Hetherington
	Title:	Vice President, General Counsel and Secretary

Date: April 30, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	Excerpts from 2003 annual shareholders report

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX